SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20S49

                                    FORM 8-K

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                       Date of Report: September 17, 2001

                            MIDDLESEX WATER COMPANY
                            -----------------------
             (Exact name of registrant as specified in its charter)

         NEW JERSEY                     0-422                22-114430
         ----------                     -----                ---------
(State or other jurisdiction of      (Commission         (I.R.S. Employer
 incorporation or organization)      File Number)       Identification No.)

           1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830
          -----------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (732)-634-1500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Middlesex Water Company

Item 5. 0ther Events

     NEWARK, DE and ISELIN, NJ -- September 17, 2001 -- Artesian Resources Corporation (NASDAQ:ARTNA) and Middlesex Water Company (NASDAQ: MSEX) today annouces that they are in negotiations regarding the sale of Middlesex's Delaware subsidiary, Tidewater Utilities, Inc., to Artesian. Any agreement resulting from these negotiations would be subject to approval by the Boards of Directors of Artesian and Middlesex and the Delaware Public Service Commission.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf of the undersigned hereunto duly authorized.


                                             MIDDLESEX WATER COMPANY
                                                  (Registrant)


                                              /s/ Marion F. Reynolds
                                      ---------------------------------------
                                      Marion F. Reynolds
                                      Vice President, Secretary and Treasurer


Dated:  September 17, 2001